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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 March 31, 1999
               Date of Report  (date of earliest event reported)


                                VIDEO CITY, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                        (State or other jurisdiction of
                         incorporation or organization)


                  0-14023                                       95-3897052
          (Commission File Number)                           (I.R.S. Employer
                                                            Identification No.)

370 Amapola Avenue, Suite 208, Torrance, California                90501
    (Address of principal executive offices)                     (Zip Code)


                                (310) 533-3900
             (Registrant's telephone number, including area code)
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Item 7.  Financial Statements and Exhibits

     (a) Financial Statements of Businesses Acquired. The financial statements will not be furnished because it was determined that the business acquired was not significant.

     (b) Pro forma Financial Information. The pro forma financial information will not be furnished because it was determined that the business acquired was not significant.

     (c) Exhibits.

Numbers                              Description
-------                              -----------

10.1 Agreement of Merger and Plan of Reorganization, dated as of March 30, 1999, by and among Video City, Inc., Video Galaxy, Inc., James G. Howard, George M. Peloso and Kurt Peterson (previously filed).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 VIDEO CITY, INC.

Date:  June 11, 1999                               /s/ Robert Y. Lee
                                                   -----------------
                                                   Robert Y. Lee
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)

Date:  June 11, 1999                               /s/ Timothy J. Denari
                                                   ---------------------
                                                   Timothy J. Denari
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)

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